                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):

April 27, 2001


-------------------------------------------------------------------------------


                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


-------------------------------------------------------------------------------


               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)

                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)

ITEM 5.   Other Events

          On April 27, 2001, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., filed an Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits

Exhibit 99.1 Annual Report on Form 10-K/A of Digex, Incorporated for the fiscal year ended December 31, 2000 (as filed with the United States Securities and Exchange Commission on April 27, 2001).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 27, 2001


                         INTERMEDIA COMMUNICATIONS, INC.
                                  (Registrant)


                                            /s/ Robert M. Manning
                                            ---------------------
                                              Robert M. Manning
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
No.                                    Description                              Page
99.1     Annual Report on Form 10-K/A of Digex, Incorporated for the fiscal year ended December 31, 2000 (as filed with the United States Securities and
         Exchange Commission on April 27, 2001).